Taxes on Income	12 Months Ended
Dec. 31, 2019
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 12:-	TAXES ON INCOME

a.	Tax rates applicable to the income of the Company:

1.	Corporate tax rates:

Taxable income of the Israeli parent is subject to the Israeli corporate tax at the rate of 24% in 2017, 23% in 2018 and 2019.

Non-Israeli subsidiary are taxed according to the tax laws in their respective countries of residence.

2.	Income subject to tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

The Law for Encouragement of Capital Investments, 1959 (the "Investment Law") provides tax benefits for Israeli companies meeting certain requirements and criteria. The Investment Law has undergone certain amendments and reforms in recent years.

The Israeli parliament enacted a reform to the Investment Law, effective January 2011. According to the reform, a flat rate tax applies to companies eligible for the "Preferred Enterprise" status. In order to be eligible for Preferred Enterprise status, a company must meet minimum requirements to establish that it contributes to the country's economic growth and is a competitive factor for the gross domestic product.

The Company's Israeli operations elected "Preferred Enterprise" status, starting in 2017.

Benefits granted to a Preferred Enterprise include reduced tax rates. In peripheral regions (Development Area A) the reduced tax rate was 9% in 2016. As part of Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate for Area A will be 7.5% in 2017 onwards. In other regions the tax rate is 16%. Preferred Enterprises in peripheral regions will be eligible for Investment Center grants, as well as the applicable reduced tax rates.

b.	The Law for the Encouragement of Industry (Taxation), 1969:

The Company has the status of an "industrial company", under this law. According to this status and by virtue of regulations published thereunder, the Company is entitled to claim a deduction of accelerated depreciation on equipment used in industrial activities, as determined in the regulations issued under the Inflationary Law. The Company is also entitled to amortize a patent or a patent or knowhow usage right that are used in the enterprise's development or promotion, to deduct listed share issuance expenses and to file consolidated financial statements under certain conditions.

c.	Net operating losses carryforward:

The Company has net operating losses and capital loss for tax purposes as of December 31, 2019, in the amount of $135,000 and $500, respectively, which may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2019, the U.S. subsidiary has net operating losses carryforwards of $4,500 for the fedral tax purposes.

d.	Final tax assessments:

The Company's tax assessments through the 2013 tax year are considered final.

e.	Deferred taxes:

The Company did not recognize deferred tax assets in the Company's consolidated financial statements for the years ended December 31, 2018 and 2017 for carryforward losses and other temporary differences because their utilization in the foreseeable future is not probable.